UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

MIDERA FOOD PROCESSING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43265	39-3886250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10275 West Higgins Road, Suite 300, Rosemont, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 857-6696

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MFP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Midera Food Processing, Inc. (the “Company”), a wholly-owned subsidiary of The Middleby Corporation (“Middleby”), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form 10, initially filed on May 4, 2026 and amended on May 27, 2026 (as amended, the “Form 10”), in connection with the anticipated spin-off of Middleby’s Food Processing business into an independent, publicly traded company (the “Spin-off”). On June 17, 2026, the Form 10 was declared effective by the SEC. The Form 10 includes a preliminary information statement that describes the Spin-off and provides important information regarding the Company’s business and management.

The final information statement, dated June 22, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1. Middleby expects to begin mailing the Information Statement (or a Notice of Internet Availability of Information Statement Materials, the form of which is attached hereto as Exhibit 99.2), to its stockholders on or about June 22, 2026.

Middleby will distribute all of the issued and outstanding shares of Company common stock to the holders of record of Middleby common stock at 12:01 a.m. (New York time) on July 6, 2026 (the “Distribution Date”). On the Distribution Date, holders of record of Middleby common stock will receive one share of Company common stock for every share of Middleby common stock they hold as of 4:00 p.m. Central Time on June 26, 2026, the record date for the distribution.

Completion of the Spin-off is conditioned upon the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the SEC as part of the Form 10.

The Company anticipates that Company common stock will begin trading on The Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “MFPVV” on a “when-issued” basis on or about June 26, 2026 and continuing through the Distribution Date. The Company common stock is expected to begin trading “regular way” on Nasdaq under the ticker symbol “MFP” on July 7, 2026.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Information Statement of Midera Food Processing, Inc., dated June 22, 2026.

99.2	Form of Notice of Internet Availability of Information Statement Materials.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding expectations with respect to the timing of the Spin-off. The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause the Company’s actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; intense competition in the Company’s business including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the Spin-off will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the Spin-off may not be satisfied; the potential disruption to the Company’s business in connection with the Spin-off; the potential that the Company does not realize all of the expected benefits of the Spin-off; the potential that the Spin-off may be more difficult, time consuming or costly than expected; the failure of the Spin-off to qualify for the expected tax treatment; potential adverse effects of the results of the Spin-off, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the Spin-off; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDERA FOOD PROCESSING, INC.

Date: June 22, 2026	By:	/s/ Michael D. Thompson
Michael D. Thompson
Vice President, General Counsel and Secretary